UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 300, LA JOLLA, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	MNOV	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sale of Equity Securities.

The information contained below in Item 8.01 related to the sale of the Shares (as defined below) is hereby incorporated by reference into this Item 3.02.

On January 29, 2021 MediciNova, Inc. (the “Company”) sold and issued 3,656,307 shares of its Common Stock, par value $0.001 per share (the “Shares”) at a price of $5.47 per share for approximately $20 million in cash to 3D Opportunity Master Fund (the “Investor”) in a private placement (the “Private Placement”) pursuant to the terms and conditions of that certain Securities Purchase Agreement (the “Purchase Agreement”) dated as of January 11, 2021 by and between the Company and the Investor. The sale of the Shares in the Private placement was exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to the provisions of Section 4(a)(2) of the Act. The Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 12, 2021, and incorporated into this Item 3.02 by reference, and the foregoing summary of the Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01.	Other Events.

On January 31, 2021, the Company issued a press release announcing the closing of the Private Placement and the sale of the Shares to the Investor. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated January 11, 2021, between the Company and the Investor (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2021).

99.1	Press Release issued January 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

DATE: February 1, 2021	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer